SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    August 19, 1996
                                                  -------------------



                                   Adage, Inc.
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             (Exact name of registrant as specified in its charter)




  Pennsylvania                       33-31797                       04-2225121
  ------------                       --------                       ----------


                  400 Willowbrook Lane, West Chester, Pa 19382
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        Registrant's telephone number, including area code 610-430-3900
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         (Former name or former address, if changed since last report.)


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ITEM 5 - OTHER EVENTS

THE REGISTRANT ISSUED A PRESS RELEASE DATED AUGUST 19, 1996 SECOND QUARTER 1996 EARNINGS. THE PRESS RELEASE IS APPENDED AS EXHIBIT 1.


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Pursuant to the requirements of securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                                     ADAGE, INC.




                                                     /s/Robert T. Holland
                                                     --------------------------
                                                     Robert T. Holland
                                                     Vice President - Finance


Date: August 22, 1996


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